EXHIBIT 10.37


                               AMENDMENT NO. 8 TO
           EARLY PURCHASE PROGRAM ADDENDUM TO LOAN PURCHASE AGREEMENT

This Amendment No. 8 TO EARLY PURCHASE PROGRAM ADDENDUM TO LOAN PURCHASE AGREEMENT (the "Amendment") is made and entered into as of November 22, 2004 by and between Countrywide Home Loans, Inc. ("Countrywide") and United Financial Mortgage, Corp. ("Seller"). This Amendment amends that certain Early Purchase Program Addendum to Loan Purchase Agreement by and between Countrywide and Seller dated as of April 23, 2003 (the "EPP Addendum"), which such EPP Addendum supplements that certain Loan Purchase Agreement by and between Countrywide and Seller dated as of February 7, 2001 (including all the Commitments, Amendments, Addenda, Assignments of Trade and Assignments thereto, collectively, the "Loan Purchase Agreement").

                                 R E C I T A L S

      Countrywide and Seller have previously entered into the EPP Addendum pursuant to which Seller may sell certain loans to Countrywide prior to delivery of certain mortgage loan documents. Countrywide and Seller hereby agree that the EPP Addendum shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and Seller hereby agree as follows:

1. Exhibit A - EPP Loans. Countrywide and Seller agree that SRP Enhancement for Loan Product or Type Conventional Conforming (1st mortgages only) located in Exhibit A of the EPP Addendum shall be amended to be 1.00%.

2. No Other Amendments. Other than as expressly modified and amended herein, the EPP Addendum and Loan Purchase Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Countrywide as provided under the EPP Addendum and Loan Purchase Agreement.

3. Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the EPP Addendum or Loan Purchase Agreement, as applicable.

4. Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Countrywide and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE HOME LOANS, INC.                   UNITED FINANCIAL MORTGAGE, CORP.

By:   _________________________                By:   __________________________
      Signature                                      Signature

Name:                                          Name:

Title:                                         Title: